Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The components of income (loss) from continuing operations before provision for income taxes, determined by tax jurisdiction, are as follows:

	For the year ended December 31,
($ in millions)	2022	2021	2020
United Kingdom	40	40	(355)
United States	(179)	(20)	(776)
Italy	612	438	229
Other	116	70	55
	589	529	(848)

The provision for income taxes consists of:

	For the year ended December 31,
($ in millions)	2022	2021	2020
Current:
United Kingdom	3	—	(1)
United States	75	41	10
Italy	116	155	66
Other	57	40	31
	252	236	106
Deferred:
United States	(66)	76	(62)
Italy	—	(22)	(1)
Other	(11)	(16)	(16)
	(77)	38	(78)
	175	274	28

Income taxes paid, net of refunds, were $335 million, $188 million, and $89 million in 2022, 2021, and 2020, respectively.
At December 31, 2022, undistributed profits of subsidiaries of approximately $600 million are considered indefinitely reinvested. Foreign withholding taxes on these undistributed earnings would be approximately $37 million.
The Parent is a tax resident in the United Kingdom (the “U.K.”). A reconciliation of the provision for income taxes, from the amount computed by applying the U.K. statutory main corporation tax rates enacted in each of the Parent’s calendar year reporting periods to income (loss) from continuing operations before provision for income taxes is as follows:

	For the year ended December 31,
($ in millions)	2022	2021	2020
Income (loss) from continuing operations before provision for income taxes	589	529	(848)
United Kingdom statutory tax rate	19.0%	19.0%	19.0%
Statutory tax expense (benefit)	112	100	(161)

Change in valuation allowances	22	125	128
Italy regional tax (“IRAP”) and state taxes	33	41	9
Non-deductible expenses	17	25	2
Base erosion and anti-abuse (“BEAT”) tax	—	17	13
Foreign tax and statutory rate differential (1)	42	17	(14)
Foreign tax expense, net of U.S. federal benefit	18	11	10
Provision to return adjustment	(9)	6	—
GILTI tax	9	5	3
Non-deductible goodwill impairment	—	—	56
Non-taxable gain on sale of business	(79)	—	—
Non-taxable foreign exchange loss (gain)	2	(11)	—
Italian patent box tax benefit	—	(27)	—
Tax law changes	6	(38)	(20)
Other	2	2	2
	175	274	28

Effective tax rate	29.7%	51.8%	(3.3)%
 (1) Includes the effects of foreign subsidiaries’ earnings taxed at rates other than the U.K. statutory rate
The components of deferred tax assets and liabilities are as follows:

	December 31,
($ in millions)	2022	2021
Deferred tax assets:
Net operating losses	238	286
Section 163(j) interest limitation	200	190
Italian goodwill tax step-up	109	119
Provisions not currently deductible for tax purposes	150	85
Lease liabilities	63	66
Jackpot timing differences	30	30
Depreciation and amortization	63	29
Inventory reserves	5	10
Other	73	63
Gross deferred tax assets	930	878
Valuation allowance	(430)	(412)
Deferred tax assets, net of valuation allowance	500	466

Deferred tax liabilities:
Acquired intangible assets	446	462
Depreciation and amortization	156	163
Italian goodwill equity reserve liability	99	105
Lease right-of-use assets	57	60
Other	8	6
Total deferred tax liabilities	767	795
Net deferred income tax liability	(267)	(329)

Our net deferred income taxes are recorded in the consolidated balance sheets as follows:

	December 31,
($ in millions)	2022	2021
Deferred income taxes - non-current asset	38	39
Deferred income taxes - non-current liability	(305)	(368)
	(267)	(329)

Net Operating Loss Carryforwards

We have a $910 million gross tax loss carryforward, of which $621 million relates to the U.K and $289 million relates to other foreign tax jurisdictions. Carryforwards in certain tax jurisdictions begin to expire in 2031, while others have an unlimited carryforward period. A valuation allowance has been provided on $854 million of the gross net operating loss carryforwards. Portions of the tax loss carryforwards are subject to annual limitations in most of our significant tax jurisdictions, including the U.K. In addition, as of December 31, 2022, we had U.S. state tax net operating loss carryforwards, resulting in a deferred tax asset (net of U.S. federal tax benefit) of approximately $7 million. U.S. state tax net operating loss carryforwards generally expire in the years 2025 through 2043.
Valuation Allowance

A reconciliation of the valuation allowance is as follows:

	December 31,
($ in millions)	2022	2021	2020
Balance at beginning of year	412	284	156
Net charges to expense	22	86	120
Tax rate change	—	39	8
Provision to return adjustment	(3)	3	—
Balance at end of year	430	412	284

The valuation allowance primarily relates to U.K. and foreign net operating losses and the section 163(j) business interest expense limitation carryforward that are not more likely than not expected to be realized. In assessing the need for a valuation allowance, we considered both positive and negative evidence for each jurisdiction including past operating results, estimates of future taxable income, and the feasibility of tax planning strategies. When we change our determination as to the amount of deferred tax assets that can be realized, the valuation allowance is adjusted with a corresponding impact to the provision for income taxes in the period in which such determination is made.

Accounting for Uncertainty in Income Taxes

A reconciliation of the unrecognized tax benefits is as follows:

	December 31,
($ in millions)	2022	2021	2020
Balance at beginning of year	27	27	29
Additions to tax positions - current year	1	1	—
Reductions to tax positions - prior years	—	(1)	(2)
Lapses in statutes of limitations	—	—	(1)
Balance at end of year	27	27	27

At December 31, 2022, 2021, and 2020, $27 million of the unrecognized tax benefits, if recognized, would affect our effective tax rates.

We recognize interest and penalties related to income tax matters in income tax expense. The charges were nominal for 2022, 2021, and 2020. The gross balance of accrued interest and penalties was $25 million and $21 million at December 31, 2022 and 2021, respectively.

We file income tax returns in various jurisdictions of which the United Kingdom, United States, and Italy represent the major tax jurisdictions. All years prior to 2017 are closed with the Internal Revenue Service. As of December 31, 2022, we are subject to income tax audits in various tax jurisdictions globally, most significantly in the U.S., Mexico and Italy.

Mexico Tax Audit

Based on a 2006 tax examination, the Company’s Mexican subsidiary, GTECH Mexico S.A. de C.V., was issued an income tax assessment of approximately Mexican peso (“MXN”) 425 million. The assessment relates to the denial of a deduction for cost of goods sold and the taxation of intercompany loan proceeds. The Company has unsuccessfully contested the two issues in the Mexican court system receiving unfavorable decisions by the Mexican Supreme Court in June 2017 and October 2019, respectively. As of December 31, 2022, based on the unfavorable decisions received, the Company has recorded a liability of MXN 520 million (approximately $27 million], inclusive of additional interest, penalties, and inflationary adjustments, which is reported within other non-current liabilities in the consolidated balance sheet.

Italy Tax Audits

The Company’s Italian corporate income tax returns for the calendar years ended December 31, 2015 through December 31, 2019 are under examination. On October 19, 2020, the Italian tax authorities issued a final audit report for calendar year 2015. The Company filed a defense memorandum with the Italian Tax Authorities on May 29, 2021 rejecting all findings. On
December 9, 2021, the Company received a tax assessment notice for €15 million relating to calendar year 2015. On February 9, 2022, the Company submitted a voluntary settlement request which entitles the Company to an automatic 90 day extension. The 90-day extension expired on May 5, 2022 with no agreement with the Italian Tax Authorities. As a result, the Company filed an appeal with the Italian Tax Court against the tax assessment notice for calendar year 2015.